UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2007
Hanover Compressor Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13071 (Commission File Number)	76-0625124 (IRS Employer Identification No.)

12001 N. Houston Rosslyn Houston, Texas (Address of principal executive offices)	77086 (Zip Code)
(Registrant’s telephone number, including area code): (281) 447-8787
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 27, 2007, Hanover Compressor Company and Universal Compression Holdings, Inc. issued a joint press release announcing that they have each received a request for additional information from the Antitrust Division of the U.S. Department of Justice pursuant to the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger between the companies.
     For additional information concerning the foregoing, a copy of the joint press release dated March 27, 2007 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

99.1	Joint Press Release dated March 27, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY
Date: March 28, 2007	By:	/s/ Suzanne B. Kean
		Name:	Suzanne B. Kean
		Title:	Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated March 27, 2007.